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                                                                  EXHIBIT 10.6.a

                        GRANITE CONSTRUCTION INCORPORATED

                    KEY MANAGEMENT DEFERRED COMPENSATION PLAN

                                 Amendment No. 1

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         WHEREAS, Granite Construction Incorporated (the "Company") maintains the Granite Construction Incorporated Key Management Deferred Compensation Plan (the "Plan") for the benefit of its eligible employees; and

         WHEREAS, the Company desires to modify the Plan's distribution provisions.

         NOW THEREFORE, effective as of January 1, 1999, the Plan is hereby amended as follows:

         1. The first sentence of Section 6(a) is amended to read as follows:

                  The deferral form must be signed and dated by the Participant, and must specify the payment date and method for distribution of the Participant's Account.

         2. Section 7(c) is amended to read as follows:

                           (c) Timing Of Distributions. Subject to Sections
                  7(d), 7(g) and 10, the distribution of the balance of a Participant's Account will be made or begin as soon as practicable following the earliest of the following events:

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                           -  The Participant's disability, as determined under
                              the Company's Long Term Disability Plan.

                           - The Participant's "retirement" under the Company's tax-qualified retirement plans; provided, however, that a Participant may elect to have his or her distribution be made or begin not later than five years after such "retirement."

                           -  The Participant's death.

         To record the adoption of this Amendment No. 1 to the Plan, the Company has caused it to be executed this 23 day of April, 1999.

                                        GRANITE CONSTRUCTION
                                        INCORPORATED

                                        By         /s/  David H. Watts
                                          --------------------------------------
                                        DAVID H. WATTS, PRESIDENT & CEO

                                        By          /s/ Michael Futch
                                          --------------------------------------
                                        MICHAEL FUTCH, SECRETARY



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